UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37986 (Commission File Number)	47-4219082 (I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, Florida (Address of Principal Executive Offices)	33156 (Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2019, International Money Express, Inc. (the “Company”), FinTech Investor Holdings II, LLC (“Sponsor”) and SPC Intermex Representative LLC (“Intermex Representative”) entered into a Shareholders Agreement Waiver (the “SA Waiver”).  The SA Waiver modifies that certain Shareholders Agreement, dated as of July 26, 2018 among Sponsor, the Company, Intermex Representative and certain other stockholders of the Company (as amended, the “Shareholders Agreement”).  The SA Waiver provides that lock-up provisions set forth in Section 4 of the Shareholders Agreement are waived and will not apply to the distribution of 394,793 shares of the Company’s common stock held by Sponsor to the members of Sponsor on August 23, 2019 and an aggregate of 394,785 shares of the Company’s common stock held by Sponsor to such members on October 15, 2019 (the “Transfers”).  In addition, the SA Waiver provides that the transferees of the shares of Company common stock will not be obligated to become a party to or be bound by the Shareholders Agreement with respect to the shares received pursuant to the Transfers.

On August 23, 2019, the Company, Sponsor and SPC Intermex, L.P. (“SPC”) entered into a Registration Rights Agreement Waiver (the “RRA Waiver”).  The RRA Waiver modifies that certain Registration Rights Agreement, dated as of July 26, 2018, among Sponsor, the Company, SPC and certain other stockholders of the Company (as amended, the “Registration Rights Agreement”).  The RRA Waiver waives the requirement in the Registration Rights Agreement that transferees be bound by any contractual lock-up in connection with the first sale of registrable securities under that certain Registration Statement on Form S-3 (File No. 333-232888) filed by the Company with the SEC on July 30, 2019 (the “First Offering”).  The RRA Waiver does not apply to any other member of Sponsor or with respect to any sale of registrable securities pursuant to the Registration Rights Agreement other than the First Offering.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.          Description

10.1	Shareholders Agreement Waiver dated August 23, 2019, among FinTech Investor Holdings II, LLC, International Money Express, Inc. and SPC Intermex Representative LLC.

10.2	Registration Rights Agreement Waiver dated August 23, 2019, among FinTech Investor Holdings II, LLC, International Money Express, Inc. and SPC Intermex, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: August 23, 2019	By:	/s/ Tony Lauro II
		Name:	Tony Lauro II
		Title:	Chief Financial Officer